UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: May 30, 2014

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As part of the Company’s non-employee Director compensation program and in connection with the Company’s annual meeting, on May 30, 2014 each continuing non-employee Director Frederick Telling, Charles Pope, Alan Dunton, Christine Koski and Robert Koski was granted an award of 10,000 fully vested shares of the Company’s common stock under the Company’s 2012 Equity Incentive Plan.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 30, 2014 the Company held its Annual meeting of Shareholders (the “Meeting”), at which Meeting, the Company’s shareholders authorized the amendment to our Amended and Restated Articles of Incorporation (the “Amendment”) to increase the number of authorized common stock to 100,000,000 shares, upon a determination by our Board of Directors that such an increase is in the best interests of our Company and our shareholders.

Following the Meeting the Amendment was filed with the Secretary of State of Florida on June 2, 2014 and became effective. The foregoing description is qualified in its entirety by reference to the Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The 2014 annual meeting of shareholders of Oragenics, Inc. was held on May 30, 2014.

(b)	At the annual meeting, the following proposals were voted on by our shareholders:

PROPOSAL I: Election of Directors.

Dr. John Bonfiglio, Dr. Frederick Telling, Christine Koski, Robert Koski, Charles Pope, and Dr. Alan Dunton were elected as Directors, to serve until the our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non-Votes
Dr. John Bonfiglio	24,843,060	6,365	5,031,216
Dr. Frederick Telling	23,389,870	1,459,555	5,031,216
Christine Koski	24,449,004	400,421	5,031,216
Robert Koski	24,831,979	17,446	5,031,216
Charles Pope	22,715,420	2,134,005	5,031,216
Dr. Alan Dunton	22,332,415	2,517,010	5,031,216

PROPOSAL II: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	24,446,350
AGAINST	399,406
ABSTAIN	3,669
BROKER NON-VOTES	5,031,216

PROPOSAL III: To approve the adoption of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 50 million to 100 million. The votes were as follows:

FOR	29,371,746
AGAINST	505,860
ABSTAIN	3,035

PROPOSAL IV: Ratification of the selection of Mayer Hoffman McCann P.C. as the Company’s independent auditors for the year ending December 31, 2014.

FOR	29,808,087
AGAINST	36,579
ABSTAIN	35,975

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of June, 2014.

ORAGENICS, INC. (Registrant)

BY:	/s/ John N. Bonfiglio
John N. Bonfiglio Chief Executive Officer